Innovator Matrix Income® Fund
(the “Fund”)
Supplement to the Statement of Additional Information dated April 30, 2014
(the “SAI”)

The first paragraph under the “Organization and Classification” section of the SAI is deleted and hereby replaced in its entirety with the following:

“The Trust is an open-end investment management company that was established as a Delaware statutory trust on October 17, 2007.  The Agreement and Declaration of Trust permits the Trust to offer separate series (“funds”) of beneficial interest (“shares”).  The Trust reserves the right to create and issue shares of additional funds.  The Fund’s portfolio of assets is “diversified” as defined by the Investment Company Act of 1940, as amended (the “1940 Act”).”

The fourth paragraph under the “Disclosure of Portfolio Holdings Information” section of the SAI is deleted and hereby replaced in its entirety with the following:

“The Fund currently intends to publish on its website (www.innovatorfunds.com) its portfolio holdings as of the end of each fiscal quarter, subject to a 30 day lag between the date of the information and the date on which the information is disclosed.  In addition, the Fund will publish on its website its top 10 holdings as of the end of each calendar month no earlier than 10 days after the end of a calendar month.”

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Please keep this supplement for future reference.

This supplement is dated July 7, 2014.